Long-Term Debt	9 Months Ended
Sep. 30, 2018
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

	September 30, 2018	December 31, 2017
	$	$
U.S. Dollar-denominated Revolving Credit Facilities due from 2018 to 2022	195,000	254,275
U.S. Dollar-denominated Term Loans due from 2019 to 2031	1,140,299	935,286
Norwegian Kroner-denominated Bonds due from 2020 to 2023	374,040	377,856
Euro-denominated Term Loans due from 2023 to 2024	205,923	232,957
Other U.S. Dollar-denominated loan	3,300	10,000
Total principal	1,918,562	1,810,374
Unamortized discount and debt issuance costs	(18,340)	(12,382)
Total debt	1,900,222	1,797,992
Less current portion	(155,261)	(552,404)
Long-term debt	1,744,961	1,245,588

As at September 30, 2018, the Partnership had two revolving credit facilities available, of which one credit facility was current and one was long-term. The two credit facilities, as at such date, provided for borrowings of up to $365.6 million (December 31, 2017 – $443.7 million), of which $170.6 million (December 31, 2017 – $189.4 million) was undrawn. Interest payments are based on LIBOR plus margins, which margins ranged from 1.25% to 2.25%. In November 2018, the Partnership refinanced its $190 million revolving credit facility, which was scheduled to mature in November 2018, with a new $225 million revolving credit facility maturing in November 2020 (see Note 17b). Giving effect to the November 2018 refinancing, the $190 million revolving credit facility was classified to long-term debt in the Partnership's consolidated balance sheets as of September 30, 2018 and the amount available under the two revolving credit facilities will be reduced by $nil during the remainder of 2018, $22.4 million in 2019, $213.4 million in 2020, $24.4 million in 2021 and $105.4 million in 2022. The revolving credit facilities may be used by the Partnership to fund general partnership purposes. One of the revolving credit facilities is unsecured, while the other revolving credit facility is collateralized by first-priority mortgages granted on two of the Partnership’s vessels, together with other related security, and includes a guarantee from its two subsidiaries of all outstanding amounts.

As at September 30, 2018, the Partnership had eight U.S. Dollar-denominated term loans outstanding which totaled $1.1 billion in aggregate principal amount (December 31, 2017 – $935.3 million). Interest payments on the term loans are based on LIBOR plus a margin, which margins ranged from 0.30% to 3.25%. The eight term loans require quarterly interest and principal payments and seven term loans have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 20 of the Partnership’s vessels to which the loans relate, together with certain other related security. In addition, at September 30, 2018, all of the outstanding term loans were guaranteed by either the Partnership or the Teekay Nakilat Corporation (or the Teekay Nakilat Joint Venture), of which the Partnership has a 70% ownership interest.

The Partnership has Norwegian Kroner (or NOK) 3.1 billion of senior unsecured bonds in the Norwegian bond market that mature through 2023. As at September 30, 2018, the total amount of the bonds, which are either listed or will be listed on the Oslo Stock Exchange, was $374.0 million (December 31, 2017 – $377.9 million). The interest payments on the bonds are based on NIBOR plus a margin, which margins ranged from 3.70% to 6.00%. The Partnership has entered into cross-currency rate swaps, to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.92% to 7.89% and the transfer of principal fixed at $382.5 million upon maturity in exchange for NOK 3.1 billion (see Note 11).

The Partnership has two Euro-denominated term loans outstanding, which as at September 30, 2018, totaled 177.4 million Euros ($205.9 million) (December 31, 2017 – 194.1 million Euros ($233.0 million)). Interest payments are based on EURIBOR plus margins, which margins ranged from 0.60% to 1.95% as at September 30, 2018, and the loans require monthly and semi-annual interest and principal payments. The term loans have varying maturities through 2024. The term loans are collateralized by first-priority mortgages on two of the Partnership's vessels to which the loans relate, together with certain other related security and are guaranteed by the Partnership and one of its subsidiaries.

As at September 30, 2018, the Teekay Nakilat Joint Venture, which the Partnership has a 70% ownership interest, has a $3.3 million loan payable to its 30% non-controlling interest owner. The interest on the loan is based on LIBOR plus 1.0% and is payable on demand.

The weighted-average interest rates for the Partnership’s long-term debt outstanding at September 30, 2018 and December 31, 2017 were 4.17% and 3.34%, respectively. These rates do not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge certain of its floating-rate debt (see Note 11). At September 30, 2018, the margins on the Partnership’s outstanding revolving credit facilities and term loans ranged from 0.30% to 3.25%.

All Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Partnership’s NOK-denominated bonds, the Partnership’s Euro-denominated term loans and restricted cash, and the change in the valuation of the Partnership’s cross-currency swaps, the Partnership incurred foreign exchange gains (losses) of $1.4 million and $(5.1) million for the three months ended September 30, 2018 and 2017, respectively, and $8.6 million and $(24.5) million for the nine months ended September 30, 2018 and 2017, respectively.

The aggregate annual long-term debt principal repayments required subsequent to September 30, 2018, after giving effect to the November 2018 revolving credit facility refinancing described above, are $59.4 million (remainder of 2018), $134.7 million (2019), $590.2 million (2020), $409.9 million (2021), $85.8 million (2022) and $638.6 million (thereafter).

Certain loan agreements require that (a) the Partnership maintain minimum levels of tangible net worth and aggregate liquidity, (b) the Partnership maintain certain ratios of vessel values related to the relevant outstanding loan principal balance, (c) the Partnership not exceed a maximum amount of leverage, and (d) certain of the Partnership’s subsidiaries maintain restricted cash deposits. As at September 30, 2018, the Partnership has four facilities with an aggregate outstanding loan balance of $316.6 million that require it to maintain minimum vessel-value-to-outstanding-loan-principal-balance ratios ranging from 110% to 135%, which as at September 30, 2018, ranged from 122% to 190% which exceeded the required ratios for the four facilities. The vessel values used in calculating these ratios are the appraised values provided by third parties where available, or prepared by the Partnership based on second-hand sale and purchase market data. Since vessel values can be volatile, the Partnership’s estimates of market value may not be indicative of either the current or future prices that could be obtained if the Partnership sold any of the vessels. The Partnership’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Partnership's subsidiaries are in default under their term loans or revolving credit facilities and, in addition, one of the term loans in the Teekay Nakilat Joint Venture requires it to satisfy a minimum vessel value to outstanding loan principal balance ratio to pay dividends. As at September 30, 2018, the Partnership was in compliance with all covenants relating to the Partnership’s credit facilities and other long-term debt.